UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       July 24, 2006
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                                SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

        000-51832                                         20-4343972
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(Commission File Number)                       (IRS Employer Identification No.)


760 Hopmeadow Street, P.O. Box 248, Simsbury, CT                     06070
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events.

On July 24, 2006, SBT Bancorp, Inc. announced a stock repurchase program of up to $1,000,000 for purchases of the Company's Common Stock for a period of 18 months. The shares will be repurchased in the open market or through privately negotiated transactions from time to time as, in the opinion of management, market conditions warrant and in accordance with applicable laws, rules and regulations. The shares to be repurchased represent approximately 4% of the Company's outstanding shares as of June 30, 2006.

On July 24, 2006, SBT Bancorp, Inc. issued a press release entitled "Simsbury Bank Announces Stock Repurchase Program" a copy of which is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits
     --------

     99.1       Press Release of SBT Bancorp, Inc. dated July 24, 2006.














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

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SBT BANCORP, INC.



                                   By:    /s/  Martin J. Geitz
                                   ---------------------------------------------
                                   Name:  Martin J. Geitz
                                   Title: President and Chief Executive Officer


Dated: July 24, 2006












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

                                  Exhibit Index


Exhibit No.     Description
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99.1            Press Release of SBT Bancorp, Inc. dated July 24, 2006.















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